Exhibit 10.2
FIRST AMENDMENT
TO
BANK SERVICES AGREEMENT

    THIS FIRST AMENDMENT TO BANK SERVICES AGREEMENT (this “Amendment”) is made and entered into as of February 19, 2025 (the “Execution Date”), but effective as of January 1, 2025 (the “Effective Date”), by and between GJF Financial Management II, LLC, a Delaware limited liability company (the “Service Provider”), and Mechanics Bank, a California banking corporation (the “Service Recipient”). Each initially capitalized term used, but not otherwise defined herein, shall have the meanings assigned to it in the Bank Services Agreement (hereinafter defined).

RECITALS:

    WHEREAS, the Service Provider and the Service Recipient are parties to that certain Bank Services Agreement, effective as of September 1, 2019 (the “Bank Services Agreement”); and

    WHEREAS, the Service Provider and the Service Recipient desire to amend the Bank Services Agreement to the extent provided in this Amendment.

AGREEMENT:

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained in this Amendment and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:
1.Amendment to the Bank Services Agreement. Section 2(a) of the Bank Services Agreement is hereby deleted in its entirety and replaced, effective as of the Effective Date, with the following:

“(a)    In consideration for the Service Provider’s performance of the Services, the Service Recipient shall pay to the Service Provider an annual fee in the amount set forth on Schedule B (the “Service Fee”) for each calendar year during the term of this Agreement, payable in equal monthly installments within the first five days of each calendar month. Notwithstanding the foregoing, in the event that this Agreement is terminated for any reason during any calendar year, or all of the Services for the Service Recipient is terminated during any calendar year prior to the termination of this Agreement, then the Service Recipient shall only pay to the Service Provider with respect to such calendar year the pro rata portion of the Service Fee otherwise payable with respect to such calendar year based upon the number of days during such calendar year that elapsed prior to the date of the termination of this Agreement or termination of the Services, as the case may be.”

2.Miscellaneous.

    (a)    Effect of Amendment. Each of the Service Provider and the Service Recipient hereby agree and acknowledge that, except as expressly provided in this Amendment, the Bank Services Agreement remains in full force and effect and has not been modified or amended in any respect, it being the intention of each of the Service Provider and the Service Recipient that this Amendment and the Bank Services Agreement be read, construed and interpreted as one and the same instrument. To the extent that any conflict exists between this Amendment and the Bank Services Agreement, the terms of this Amendment shall control and govern.

    (b)    Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. For purposes of determining whether a party has signed this Amendment or any document contemplated hereby or any amendment or waiver hereof, only a handwritten original signature on a paper document or a facsimile or portable document format (pdf) copy of such a handwritten original signature shall constitute a signature, notwithstanding any law relating to or enabling the creation, execution or delivery of any contract or signature by electronic means.

SIGNATURE PAGE FOLLOWS

MECHANICS BANK – FIRST AMENDMENT TO BANK SERVICES AGREEMENT

    IN WITNESS WHEREOF, each of the Service Provider and the Service Recipient has executed this Amendment as of the day and year first above written.

SERVICE PROVIDER:                SERVICE RECIPIENT:

GJF Financial Management II, LLC            Mechanics Bank

By: /s/ Gary Shultz        By:     /s/ Nathan Duda
Name: Gary Shultz                         Name: Nathan Duda
Title:    Vice President                         Title:    EVP, CFO
MECHANICS BANK – FIRST AMENDMENT TO BANK SERVICES AGREEMENT

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